FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF FERRELLGAS, L.P.


     This First Amendment to Second Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. is executed effective as of June 5, 2000, between Ferrellgas, Inc., the general partner of Ferrellgas, L.P. (the "General Partner"), and Ferrellgas Partners, L.P., the sole limited partner of Ferrellgas, L.P. (the "Limited Partner").

     WHEREAS, Ferrellgas, L.P. (the "Partnership") is governed by the Second Amended and Restated Agreement of Limited Partnership dated as of October 14, 1998 (the "Partnership Agreement"); and

         WHEREAS, pursuant to Section 14.2 of the Partnership Agreement, the General Partner and the Limited Partner desire to amend the Partnership Agreement as set forth herein;

         NOW, THEREFORE, in consideration of good and valuable consideration, the sufficiency of which is hereby acknowledged, the General Partner and the Limited Partner agree as follows:


1.       The  definition  of   "Percentage   Interest"  in  Article  II  of  the
         Partnership Agreement is hereby amended in its entirety to be as follows:

         "Percentage Interest" means as of the date of such determination as to any Partner, the percentage determined by dividing the amount of that Partner's cumulative Capital Contributions to the Partnership by the cumulative Capital Contributions of all Partners to the Partnership. As of June 5, 2000, the Percentage Interest of the General Partner, in its capacity as such, was 1.0101%, and the Percentage Interest of the Limited Partner, was 98.9899%.

     2. Section 4.3 of the Partnership Agreement is hereby amended in its entirety to be as follows:

         With the consent of the General Partner, the Limited Partner may, but shall not be obligated to, make additional Capital Contributions to the Partnership. Contemporaneously with the making of any such additional Capital Contributions by the Limited Partner, the General Partner may make an additional Capital Contribution to the Partnership in an amount equal to 1.0204% of the additional Capital Contribution then made by the Limited Partner. The General Partner may, at any time and from time to time, make a Capital Contribution to the Partnership so that the General Partner will have a Capital Account equal to no more than 1.0204% of the sum of the Capital Accounts of all Partners. Except as set forth in Section 13.8, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


FERRELLGAS, INC.



By:/s/Kevin T. Kelly
_____________________________
Kevin T. Kelly
Vice President and Chief Financial
Officer


FERRELLGAS PARTNERS, L.P.

By: Ferrellgas, Inc., as general partner



By:/s/ Kevin T. Kelly
______________________________
Kevin T. Kelly
Vice President and Chief Financial
Officer